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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 5, 2006

                               OMNICOM GROUP INC.
               (Exact Name of Registrant as Specified in Charter)

           New York                      1-10551                13-1514814
(State or Other Jurisdiction of      (Commission File          (IRS Employer
        Incorporation)                    Number)            Identification No.)

    437 Madison Avenue, New York, NY                              10022
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 415 -3600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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      Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 1.01 Entry Into a Material Definitive Agreement.

      On October 5, 2006, Omnicom Group Inc. ("OGI"), together with its wholly-owned direct finance subsidiaries, Omnicom Capital Inc. ("OCI") and Omnicom Finance Inc. ("OFI") (and, together with OGI and OCI, the "Issuers"), JPMorgan Chase Bank, N.A., a national banking association, as resigning trustee (the "Resigning Trustee") and Deutsche Bank Trust Company Americas, a New York banking corporation, as successor trustee (the "Successor Trustee") entered into an Instrument of Resignation, Appointment and Acceptance (the "Tripartite Agreement"). Under the Tripartite Agreement, the Issuers formally accepted the resignation of the Resigning Trustee and appointed the Successor Trustee under each of: (i) the Indenture, dated as of February 7, 2001, as amended by the First Supplemental Indenture, dated as of February 13, 2004, the Second Supplemental Indenture, dated as of November 4, 2004, and the Third Supplemental Indenture, dated as of November 30, 2004; (ii) the Indenture, dated as of March 6, 2002, as amended by the First Supplemental Indenture, dated as of February 13, 2004, the Second Supplemental Indenture, dated as of August 12, 2004, and the Third Supplemental Indenture, dated as of November 4, 2004; (iii) the Indenture, dated June as of 10, 2003, as amended by the First Supplemental Indenture, dated as of November 5, 2003, the Second Supplemental Indenture, dated as of November 4, 2004, the Third Supplemental Indenture, dated as of November 10, 2004, and the Fourth Supplemental Indenture, dated as of June 30, 2006; and (iv) the Indenture, dated as of March 29, 2006, as amended by the First Supplemental Indenture, dated as of March 29, 2006.

      The Issuers are filing as Exhibit 25.1 hereto a Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939, to qualify Deutsche Bank Trust Company Americas as the Successor Trustee under each of the indentures referred to above. The T-1 is also filed with the Securities and Exchange Commission pursuant to Section 305 of the Trust Indenture Act of 1939.

      The descriptions of the Tripartite Agreement and the Form T-1 are not complete and are qualified in their entirety by the full text of such documents, which are filed as Exhibit 10.1 and Exhibit 25.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

      The following are being filed herewith:

Exhibit
Number      Description
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10.1        Instrument of Resignation, Appointment and Acceptance, dated as of
            October 5, 2006 among Omnicom Group Inc., Omnicom Capital Inc.,
            Omnicom Finance Inc., JPMorgan Chase Bank, N.A. and Deutsche Bank
            Trust Company Americas.

25.1 Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas regarding the Issuers' Liquid Yield Option(TM) Notes due 2031; Zero Coupon Zero Yield Convertible Notes due 2032; Zero Coupon Zero Yield Convertible Notes due 2033 and Zero Coupon Zero Yield Convertible Notes due 2038; and 5.90% Senior Notes due 2016.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Omnicom Group Inc.

Date: October 11, 2006

                                        By: /s/ Philip J. Angelastro
                                            ------------------------------------
                                        Name:  Philip J. Angelastro
                                        Title: Senior Vice President Finance and
                                               Controller

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                                  EXHIBIT INDEX

10.1 Instrument of Resignation, Appointment and Acceptance, dated as of October 5, 2006 among Omnicom Group Inc., Omnicom Capital Inc., Omnicom Finance Inc., JPMorgan Chase Bank, N.A. and Deutsche Bank Trust Company Americas.

25.1 Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas regarding the Issuers' Liquid Yield Option(TM) Notes due 2031; Zero Coupon Zero Yield Convertible Notes due 2032; Zero Coupon Zero Yield Convertible Notes due 2033 and Zero Coupon Zero Yield Convertible Notes due 2038; and 5.90% Senior Notes due 2016.